AMENDMENT NO. 1 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


     THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 13, 2001, amends and supplements the Amended and Restated Credit Agreement dated as of April 14, 2000 (the "Credit Agreement") among Ladish Co., Inc., a Wisconsin corporation (the "Company"), the financial institutions party thereto (the "Lenders") and Firstar Bank, National Association, as agent for the Lenders (in such capacity, the "Agent").

                                     RECITAL

     The Company, the Lenders and the Agent desire to amend the Credit Agreement as provided below.

                                   AGREEMENTS

     In consideration of the promises and agreements contained in the Credit Agreement, as amended hereby, the Company, the Banks and the Agent agree as follows:

     1. Definitions and References. Capitalized terms not defined herein have the meanings assigned in the Credit Agreement. Upon the satisfaction of the conditions set forth in section 5 below, all references to the Credit Agreement contained in the Loan Documents mean the Credit Agreement as amended by this Amendment No. 1 to Amended and Restated Credit Agreement ("Amendment No. 1"). This Amendment No. 1 is a Loan Document.

     2. Amendments to Credit Agreement.

          (a) The first paragraph of the defined term "Interest Period" is amended to read as follows:

               "Interest Period" means, with respect to a LIBOR Rate Loan, a period of one, two, three or, if available as determined by the Agent, six months commencing on (and including) a Business Day selected by the Company pursuant to section 2.3(a) or 2.4(c) of this Agreement and ending on (but excluding) the day which corresponds numerically to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding date, on the last Business Day of such month), provided that:

          (b) The defined term "Majority Lenders" is amended to read as follows:

               "Majority Lenders" means the Lenders holding in the aggregate at lease 66-2/3% of the aggregate outstanding principal balance of the Loans or, if there are no Loans outstanding, Lenders whose aggregate Percentage is at least 66-2/3%.

          (c) The defined term "Revolving Note Maturity Date" in section 1 of the Credit Agreement is amended by deleting the date "April 13, 2001" and replacing it with the date "April 12, 2002".

          (d) Exhibits A and B attached hereto shall replace their predecessors attached to the Credit Agreement.

     3. U. S. Bank National Association and LaSalle Bank National Association No Longer a Party to Credit Agreement. The parties agree that as of the effective date of this Amendment No. 1, U. S. Bank National Association ("U. S. Bank") and LaSalle Bank National Association ("LaSalle") are no longer parties to the Credit Agreement, are no longer Lenders and shall have no further rights or obligations under the Credit Agreement.

     4. Reduction in Revolving Loan Commitment; Modification of Percentages; Reallocation of Term Loans. The parties agree that as of the effective date of this Amendment No. 1 (a) the aggregate Revolving Loan Commitment shall be reduced from $76,000,000 to $39,000,000, (b) the Percentage and Revolving Loan Commitment of each Lender shall be as set forth opposite its signature to this Amendment No. 1 and (c) the principal amount of Term Loan outstanding as of such date ($16,000,000) shall be reallocated among the Lenders in accordance with such revised Percentages. The Company agrees to execute and deliver to each Lender (1) a replacement Revolving Note in the form of Exhibit A attached hereto, with appropriate insertions and in the principal amount of such Lender's Revolving Loan Commitment, which shall replace the Revolving Notes payable to such Lender issued on the Effective Date and (2) a replacement Term Note in the form of Exhibit B attached hereto, with appropriate insertions and in the principal amount of the Term Loan made by such Lender to the Company after the reallocation referred to above, which shall replace the Term Note payable to such Lender issued on the Effective Date. On the effective date of this Amendment No. 1 the existing Revolving Notes and Term Notes shall be deemed refinanced and shall no longer evidence the Loans made under the Credit Agreements and each Lender shall, promptly following receipt of the replacement Notes, return such existing Notes to the Company.

     5. Closing Conditions. This Amendment No. 1 shall become effective upon its execution and delivery by the parties hereto and receipt by the Agent of:

          (a) Replacement Notes. Replacement Revolving Notes and Term Notes, duly executed by the Company.

          (b) Secretary's Certificate. A certificate of the Secretary of the Company to the effect that there have been no amendments to the Articles of Incorporation and By-Laws of the Company since the most recent date on which copies thereof were furnished to the Agent.

          (c) Other Documents. Such other documents relating to the transactions contemplated by this Amendment No. 1 as the Agent shall reasonably request.

     6. Payment Allocations. The Lenders and the Agent shall make arrangement among themselves pursuant to which (a) U. S. Bank and LaSalle are each paid the unpaid principal balance of the Notes payable to each of them as of the effective date of this Amendment No. 1, (b) U. S. Bank and LaSalle each receive the interest accrued on their respective Notes, and the commitment fees payable to each of them through the effective date hereof, payable to each of them on the date the Agent receives such payments from the Company, (c) each Lender pays or is paid, as the case may be, such amount as is necessary to effect the reallocation of the Term Loans referred to in section 4 above and (d) the interest paid by the Company on the Term Notes is allocated to the Lenders in such amount as is necessary to reflect such reallocation of the Term Loans. The provisions of this section shall supercede any inconsistent term in the Credit Agreement.

     7. Representations and Warranties. The Company represents and warrants that:

          (a) The execution and delivery by the Company of this Amendment No. 1 and the replacement Notes, and the performance by the Company under the Credit Agreement, as amended hereby, (i) are within its corporate power, (ii) have been duly authorized by all necessary corporate action on the part of the Company,
(iii) do not violate any provision of the Articles of Incorporation or By-Laws of the Company, (iv) do not violate any provision of or constitute a default under any existing law, rule or regulation of any governmental authority or agency, any order or decision of any court binding upon the Company or the terms of any agreement, restriction or undertaking to which the Company is a party or by which it is bound or (v) require the approval or consent of the shareholders of the Company, any governmental body or authority or any other person or entity other than those which have been obtained and are in full force and effect; and

          (b) the representation and warranties contained in the Loan Documents are true and correct in all material respects as of the date hereof and no Default or Event of Default exists as of the date hereof.

     8. Costs and Expenses. The Company agrees to pay, on demand, all costs and expenses (including reasonable attorneys' fees and disbursements) paid or incurred by the Agent in connection with the negotiation, execution and delivery of this Amendment No. 1.

     9. Governing Law. This Amendment No. 1 shall be governed by the laws of the State of Wisconsin.

     10. Full Force and Effect. The Credit Agreement, as amended by this Amendment No. 1, remains in full force and effect.


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
                                    LADISH CO., INC.

                                    BY:   /s/  Wayne E. Larsen
                                       ----------------------------------------
                                       Its:    Vice President
                                           ------------------------------------

Revolving Loan
  Commitment       Percentage
  ----------       ----------

$21,272,727.00     54.545455%       FIRSTAR BANK, NATIONAL ASSOCIATION,
                                    as the Agent and a Bank

                                    BY:     /s/  Jeffrey J. Janza
                                       ----------------------------------------
                                       Its:      Vice President
                                           ------------------------------------


$14,181,818.00     36.363636%       BANK ONE, N.A. (Main Office Chicago)

                                    BY:    /s/  A. F. Maggiore
                                       -----------------------------------------
                                       Its:   Director, Capital Markets
                                           ------------------------------------


$3,545,455.00      9.090909%        ST. FRANCIS BANK, F.S.B.

                                    BY:   /s/  John C. Tanns
                                       ----------------------------------------
                                       Its:    Vice President
                                           ------------------------------------


      $0               0%           U. S. BANK NATIONAL ASSOCIATION

                                    BY:  /s/  Dennis Ciechi
                                       ----------------------------------------
                                       Its:   Vice President
                                           ------------------------------------


      $0               0%           LASALLE BANK NATIONAL ASSOCIATION

                                    BY:   /s/  James A. Meyer
                                       ----------------------------------------
                                       Its:    Senior Vice President
                                           ------------------------------------